Annual Shareholder Meeting May 15, 2019

ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. (“GNTY”, “Guaranty” or the “Company”) is a bank holding company, headquartered in Mount Pleasant, Texas, that conducts banking activities through its wholly-owned subsidiary, Guaranty Bank & Trust, N.A., a national banking association (“Guaranty Bank & Trust” or the “Bank”) throughout East Texas, Central Texas, the Houston MSA and the Dallas/Fort Worth MSA. For more information, visit www.gnty.com. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation of an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. Safe Harbor Statements

Forward-Looking Statements “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 (the “Securities Act”) and 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. Annualized, pro forma, project and estimated numbers are used for illustrative purposes only, are not forecast and may not reflect actual results. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, leadership’s beliefs and certain assumptions made by our leadership team, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but are limited to, the following: business and economic conditions generally and in the financial services industry, nationally and within our local market area; changes in leadership personnel and their ability to execute our strategy; economic, market, operational, liquidity, credit and interest rate risks associated with our business; deterioration of our asset quality; changes in real estate values; increased competition in the financial services industry, nationally, regionally or locally, which may adversely affect pricing and terms; our ability to identify potential candidates for, and consummate, acquisitions of banking franchises on attractive terms, or at all; our ability to achieve organic loan and deposit growth and the composition of that growth; volatility and direction of market interest rates; changes in the regulatory environment, including changes in regulations that affect the fees that we charge or expenses that we incur in connection with our operations; governmental legislation and regulation, including changes in accounting regulation or standards and changes in trade, monetary, tax and fiscal policies and laws; natural disasters, adverse weather and other man-made disasters, acts of terrorism, and other matters beyond our control; and other factors. For discussion of these and other risk that may cause actual results to differ from expectation, please refer to “Special Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” contained in the Annual Report on Form 10-K for the year ended December 31, 2018 and any updates to those risk factors set forth in Guaranty’s subsequent Quarterly Reports on Form 10-Q. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Guaranty or persons acting on Guaranty’s behalf may issue.

2018 Points of Pride On June 1, 2018, we acquired Westbound Bank and entered the Houston MSA with four new locations, as highlighted below: New five-year strategic plan that will guide us into 2023 New locations in Ft. Worth, Austin and relocated our Dallas – Parkway and Dallas corporate offices to Addison, Texas Increased dividends paid to $0.60 per common share, from $0.53 paid in 2017 Introduced our new mascot, Cash Opened more than 10,000 new checking accounts, further growing our statewide brand Expanded Guaranty University and professional training programs

Financial Highlights Balance Sheet (Dollars in millions) Total Assets $2,267 Total Loans, Including Held for Sale $1,661 Total Deposits $1,871 Total Equity $245 Tang. Common Equity / Tang. Assets 9.31% Asset Quality NPAs / Assets 0.34% NPLs / Loans 0.35% Allowance / NPLs 248.70% Allowance / Loans 0.88% Net Charge Off Ratio 0.03% Profitability ROAA 0.97% ROAE 9.03% Net Interest Margin 3.49% Efficiency Ratio 67.37% Noninterest Income to Average Assets 0.72% Noninterest Expense to Average Assets 2.67% 100+ years of successful operating history 30 banking locations in 24 Texas communities Focused on small- and medium-sized businesses, professionals, executives and consumers Headquartered in Mount Pleasant, Texas with an additional corporate office in Addison, Texas Company Snapshot for 2018 Mission Statement: To continually improve the financial well-being of our customers and shareholders

Data as of December 31, 2018 East Texas Locations = 15 Loans = $769.6 million ($786.6 in 2017) 47% of Total GNTY Loans Deposits = $1.16 billion ($1.21 in 2017) 62% of Total GNTY Deposits Regional Breakdown & Opportunities Our East Texas locations have 9.88% of the total market deposits of $11.3 billion. During 2018, we sold the Atlanta, Texas location, including assets, loans and deposits. We also consolidated and sold a former motor bank location in Texarkana.

Data as of December 31, 2018 Central Texas Locations = 4 Loans = $298.9 million ($249.0 in 2017) 18% of Total GNTY Loans Deposits = $202.9 million ($177.1 in 2017) 11% of Total GNTY Deposits Regional Breakdown & Opportunities Our Bryan / College Station MSA locations have 3.02% of the total market deposits of $5.8 billion. Our Austin location has 0.03% of the total market deposits of $42.3 billion. During 2018, we moved into a new location in Austin. We are looking to expand our presence in Austin with a second location in the near future.

Data as of December 31, 2018 Dallas / Fort Worth MSA Locations = 7 Loans = $415.4 million* ($324.0 in 2017) 25% of Total GNTY Loans Deposits = $306.4 million ($284.7 in 2017) 16% of Total GNTY Deposits Regional Breakdown & Opportunities * Dallas loan balance includes $40.2 million in warehouse lending balances as of December 31, 2018 Our Dallas / Fort Worth MSA locations have 0.12% of the total market deposits of $271.0 billion. During 2018, we moved into our downtown location in Fort Worth. We also relocated our bank location from Dallas Parkway to Bent Tree Tower and relocated our corporate offices to the sixth floor of Bent Tree Tower in Addison, Texas.

Data as of December 31, 2018 Houston MSA Locations = 4 Loans = $161.6 million 10% of Total GNTY Loans Deposits = $197.2 million 11% of Total GNTY Deposits Regional Breakdown & Opportunities Our Houston MSA locations have 0.08% of the total market deposits of $239.1 billion. We completed the acquisition of Westbound Bank on June 1, 2018 and have successfully integrated the former Westbound location, customers and employees into Guaranty. In mid-2019, we will be opening a fifth location in the Galleria area.

Interest Bearing Demand Deposit (13.5) Money Market (33.3) Noninterest Bearing Demand Deposit (26.2) Agriculture (1.4) Farmland (4.1) Multi-Family Residential (2.3) Consumer (3.3) Diverse Loan & Deposit Franchise Certificates of Deposit (23.3) Savings (3.7) Construction & Development (14.3) 1-4 Family Residential (23.7) Commercial Real Estate (35.1) Commercial & Industrial (15.8) Loan Composition(1) (in percentages) (1) Data as of December 31, 2018 Deposit Composition(1) (in percentages) Bank Net 2014 2015 2016 2017 2018 Interest Margin3.39% 3.44% 3.35% 3.42% 3.50% Cost of 2014 2015 2016 2017 2018 Deposits 0.43% 0.44% 0.57% 0.63% 0.90%

Disciplined Credit & Risk Culture Net Charge-Offs to Average Loans **Data for Texas and National Peer Banks include those with total assets between $2 and $5 billion as of December 31, 2018. Guaranty Bank & Trust Texas Peer Banks National Peer Banks

Bank Yield and Cost Analysis** 20142015201620172018 Guaranty Bank & Trust NIM: Peer Group* Avg NIM: 3.393.443.353.423.50 4.154.323.723.843.90 4.90 4.824.714.755.06 5.755.795.065.145.37 0.43% 0.44%0.57%0.63%0.90% 0.39%0.33%0.35%0.44%0.62% GBT Loan Yield: Peer Group* Avg Yield: GBT Cost of Deposits: Peer Group* Avg Cost of Deposits: Fed Funds Rate Changes: + 25 bps + 25 bps + 75 bps + 100 bps to to to to 0.50% 0.75% 1.50% 2.50% * Peer group consists of Texas banks with total assets between $2 billion and $5 billion as of December 31, 2018. ** Source of data is SNL Financial

Capital, Dividend and EPS Growth CAGR = 8.43% We have increased tangible book value per common share 124.5% over the last 10 years

Earnings and Capital Ratios Return on Average Assets Return on Average Equity and Capital Ratios 2014 2015 2016 2017 2018 0.76% 0.65% 0.68% 0.76% 0.97%

Five Year Growth Trends Core Earnings (2) (Dollars in millions) Total Deposits (Dollars in millions) Total Loans(1) (Dollars in millions) Total Assets (Dollars in millions) (1) Total loans, including loans held for sale (2) Core earnings defined as pre-tax, pre-provision net earnings. See “Pre-Tax, Pre-Provision Methodology.” CAGR = 12.72% CAGR = 18.66% CAGR = 13.30% CAGR = 12.89%

Pre-Tax, Pre-Provision Methodology CAGR: 13.0% (Dollars in thousands) 2014 2015 2016 2017 2018 Net Earnings $9,716 $10,111 $12,121 $14,439 $20,596 Provision for loan losses 1322 2175 3640 2850 2250 Income tax provision 4023 4362 4715 8238 4599 Net realized (gain) loss on sale of securities 212 -77 -82 -167 50 Pre-tax, pre-provision, pre-securities (gain) loss 15273 16571 20394 25360 27495 Efficiency Ratio 0.69469999999999998 0.71889999999999998 0.69359999999999999 0.65610000000000002 0.67369999999999997

Reconciliation of Non-GAAP Measures (Dollars in Thousands) As of 12/31/2018 $244,583 - $244,583 (32,160) (4,706) $207,717 $2,266,970 (32,160) (4,706) $2,230,104 11,829,868 $20.68 $17.56 Total Shareholders’ Equity Preferred Stock Common Equity Goodwill Core Deposit Tangible Common Equity Total Assets Goodwill Core Deposit Intangibles Tangible Assets Common Shares Outstanding Book Value Per Share Tangible Book Value Per Share

2019 Annual Shareholders Meeting Mount Pleasant, Texas May 15, 2019 Q & A